SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2004

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27596 (Commission file number)	94-3170244 (I.R.S. employer identification no.)

1021 Howard Avenue
San Carlos, CA 94070
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 628-4700

ITEM 5. OTHER EVENTS.
ITEM 7. EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS.
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS.

     On March 2, 2004, Conceptus, Inc. issued a press release announcing that Planned Parenthood Federation of America (PPFA) has approved the company’s non-incisional permanent birth control procedure Essure® for use in qualifying Planned Parenthood Affiliates across the United States. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

     On March 4, 2004, Conceptus, Inc. issued a press release announcing that it had received notice from the American Medical Association (AMA) CPT Editorial Panel that the Panel will establish a Category I CPT code for hysteroscopic sterilization using the Essure system. A copy of the press release is attached as Exhibit 99.2 and incorporated by reference herein.

ITEM 7. EXHIBITS.

Exhibit 99.1	Press Release, dated March 2, 2004, entitled “Essure Approved for Use by Planned Parenthood Federation of America.”

Exhibit 99.2	Press Release, dated March 4, 2004, entitled “AMA Panel Agrees to Establish Category I CPT Code for Essure®.”

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC. (Registrant)

By:	/s/ Gregory E. Lichtwardt

Gregory E. Lichtwardt Executive Vice President, Treasurer and Chief Financial Officer

Dated: March 5, 2004

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INDEX TO EXHIBITS.

Exhibit 99.1	Press Release, dated March 2, 2004, entitled “Essure Approved for Use by Planned Parenthood Federation of America.”

Exhibit 99.2	Press Release, dated March 4, 2004, entitled “AMA Panel Agrees to Establish Category I CPT Code for Essure®.”

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